
AMERICAN
NATIONAL
BANK & TRUST COMPANY

AMNB Investor Presentation

June 30, 2021

Forward-Looking Statements

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "anticipate" or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: the impacts of the ongoing COVID-19 pandemic; changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Introduction to American National

Nasdaq: AMNB

Company Highlights

AMERICAN NATIONAL
BANKSHARES INC.

AMERICAN NATIONAL
BANK & TRUST COMPANY

AMERICAN NATIONAL
WEALTH MANAGEMENT

- $3.2 billion in assets
  - $1.9 billion in loans
  - $2.8 billion in deposits
- Additional $1.1 billion in wealth management assets
- Stock symbol "AMNB"
- NASDAQ Global Select
- Market cap: $341 million
- Based in Danville, VA
- 2020 *Forbes Best in State* Bank Recognition
- 2020 *American Banker Best Banks to Work For*

Wealth assets as of 6/30/2021; market cap as of 7/26/2021

Bank Footprint

- American National Bank & Trust Company currently operates 26 locations in Virginia and North Carolina
- Clusters of branches are located in and around the cities of Roanoke, VA, Greensboro, NC and our headquarters of Danville, VA



Charlottesville
Richmond
Roanoke
Lynchburg
Danville
Greensboro/
Winston-Salem
Raleigh
Charlotte

Bank Footprint

VIRGINIA

- #1 State for business (CNBC, 2021 and 2019)
- #2 Most small business-friendly (Thumbtack, 2019)
- #4 State for business (Forbes, 2019)

NORTH CAROLINA

- #2 State for business (CNBC, 2021)
- #1 State for business (Forbes, 2019, 2018, 2017)
- #1 state to locate or expand a business *(Site Selection Magazine, 2020)*

Strong Board of Directors



Nancy Howell Agee
President & CEO
Carilion Clinic



Tammy Moss Finley
EVP & General Counsel
Advance Auto Parts



Jeffrey V. Haley
President & CEO
American National Bankshares Inc.
American National Bank & Trust Company



Michael P. Haley
Retired Advisor
Fenway Partners, LLC



Charles S. Harris
Assistant to the President for External Relations
Averett University



F.D. Hornaday III
President & CEO
Knit Wear Fabrics, Inc.



John H. Love
Retired President & Chief Operating Officer
W.E. Love & Associates LLC



Charles H. Majors
Chairman of the Board
American National Bankshares Inc.
American National Bank & Trust Company



Ronda M. Penn
Chief Financial Officer
Plexus Capital LLC



Dan M. Pleasant
Chief Operating Officer
The Dewberry Companies Inc.



Joel R. Shepherd
President
Virginia Home Furnishings Inc.



Susan K. Still
Retired President & CEO
HomeTown Bankshares

Seasoned Management



Jeffrey V. Haley
President & Chief Executive Officer
Age 60 | 24 Years Experience



Jeffrey W. Farrar
Chief Operating Officer & Chief Financial Officer
Age 60 | 24 Years Experience



Edward C. Martin
Chief Administrative Officer
Age 47 | 24 Years Experience



John H. Settle
President of Wealth Management
Age 63 | 40 Years Experience



H. Gregg Strader
Chief Banking Officer
Age 62 | 39 Years Experience



Rhonda P. Joyce
Regional President
Age 56 | 35 Years Experience



Charles Canaday, Jr.
Regional President
Age 59 | 36 Years Experience



Cathy W. Liles
Chief Accounting Officer
Age 55 | 20 Years Experience



Mark Smith
Chief Credit Officer
Age 59 | 32 Years Experience



Lutheria Smith
Chief Human Resources Officer
Age 53 | 1> Years Experience



Chuck Sivley
Chief Technology Officer
Age 55 | 18 Years Experience



Michelle M. Gaydica
Director of Digital Banking and Client Experience
Age 45 | 27 Years Experience



Carolyn B. Kiser
Director of Marketing & Community Affairs
Age 40 | 9 Years Experience



Brandon Atkins
Director of Risk
Age 45 | 12 Years Experience

AVERAGES: Age: 54 | Years Banking Experience: 24

Pillars of Success

AMNB Pillars of Success

STRATEGIC GROWTH
organically and as a seasoned, opportunistic acquirer (successfully integrated three banks since 2011)

DISCIPLINED
credit culture that maintains top tier asset quality (NPAs/Asset levels consistently below peers)

CONSISTENT PROFITABILITY
with non-interest bearing funding in excess of peer levels in addition to diverse revenue streams

SHAREHOLDER-FOCUSED
with proven track record of shareholder returns consistently at or above peers

STRATEGIC GROWTH: **Organic, de novo + Acquisition**


Increased Total Population Access (M)
0.5
1.4
1.7
2.3
2.5
3.9
7.9
Legacy Markets
Burlington/Greensboro NC (2011)
Roanoke, VA (2015)
Winston-Salem, NC (2017)
Blacksburg - Christiansburg, VA (2019)
Raleigh, NC (2020)
Total Access

Focus on adjacent, growing markets

NC TRIAD: Greensboro, Winston-Salem, NC

- Increased loan portfolio by 19% and deposits by 64% since opening full-service Winston-Salem branch in September 2019
- NC Triad 18.8% 5-Year CAGR

NC TRIANGLE: Raleigh, NC

- $77.5 million in loans and $11.3 million in deposits since expanding to Raleigh in 11/2019 with a de novo presence
- Received OCC approval in October 2020 to open Raleigh office

Source: S&P Global Market Intelligence

Note: Legacy markets include Danville, VA MSA; Lynchburg, VA MSA; Martinsville, VA MSA; Caswell, NC county and Halifax, VA county

STRATEGIC GROWTH: **Opportunistic Acquisitions**


Added to Russell 2000 Index
Acquired Lynchburg, Virginia-based Community First Bank
Expanded to South Boston & Ridgeway
Jeffrey V. Haley named President
Expanded into North Carolina by acquiring MidCarolina Bank, adding offices in Burlington, Graham, Mebane, and Greensboro
Acquired Franklin Community Bank, in Franklin County, Virginia with offices in Rocky Mount and Smith Mountain Lake
Launched a de novo banking presence with team lift-outs in both Roanoke, VA and Winston-Salem, NC
Acquired HomeTown Bank, further growing market share in Roanoke, VA
Expanded into the NC Triangle (Raleigh, NC) with a de novo banking presence
2000
2010
2011
2015
2017
2019
2020

STRATEGIC GROWTH: **Opportunistic Acquisitions**


AMERICAN
NATIONAL

- Successfully integrated three banks since 2011
- Most recent acquisition of HomeTown Bankshares completed April 1, 2019
- Further deepened our presence in the Roanoke, VA MSA and established a presence in the New River Valley
- Roanoke and the New River Valley are home to Virginia Tech and Carilion Clinic, with many healthcare, retail, and technology-focused businesses
- $623M in-market deposits and 7.52% market share in Roanoke MSA

Source: FDIC Deposit Market Share Report at June 30, 2020 for the Roanoke MSA

CONSISTENT PROFITABILITY: **(Pre-tax pre provision, Non-GAAP)**


PTPP Operating Income ($000)
23,558
27,091
28,122
38,005
46,098
26,556
2016
2017
2018
2019*
2020
2021**


PTPP Operating EPS ($)
$2.73
$3.13
$3.23
$3.61
$4.20
$2.43
2016
2017
2018
2019*
2020
2021**


PTPP Return on Assets (%)
1.47%
1.54%
1.54%
1.65%
1.66%
1.73%
2016
2017
2018
2019
2020
2021**


PTPP Return on Average Tangible Equity (%)
15.05%
16.65%
16.64%
18.97%
20.09%
21.42%
2016
2017
2018
2019
2020
2021**

* Adjusted for $11.8 million in nonrecurring merger expenses
** YTD through 6/30/2021

CONSISTENT PROFITABILITY: **Diverse Revenue**

Diverse sources of revenue driving noninterest income (2021 YTD):


Other
18%
Deposit
Accounts
34%
Noninterest
income
$11.1 million
(20.0% of total
revenues)
Wealth
26%
Mortgage
Banking
22%


Wealth Management Assets ($M)
$531
$541
$628
$661
$749
$781
$839
$769
$878
$976
$1,091
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Q221

CONSISTENT PROFITABILITY

Maintain consistent levels of profitability via:

1. Revenue growth and diversification
2. Proven expense management
3. Strong core deposit base; 35% of deposits non-interest bearing



Efficiency Ratio
75%
70%
65%
60%
55%
50%
45%
59.97%
60.14%
59.20%
57.25%
52.80%
49.84%
2016
2017
2018
2019
2020
2021*

* YTD through 6/30/2021

DISCIPLINED CREDIT CULTURE: **Asset Quality**



NPAs to Total Assets
0.29%
0.21%
0.11%
0.15%
0.12%
0.07%
2016
2017
2018
2019
2020
2Q21



Net Charge-offs to Average Loans
0.00%
0.02%
0.05%
0.01%
0.03%
0.00%
2016
2017
2018
2019
2020
2021*



Provision for (Recovery of) Loan Losses in $000
$250
$1,016
($103)
$456
$8,916
($1,352)
2016
2017
2018
2019
2020
2021*



Allowance for Loan Losses to Total Loans
1.10%
1.02%
0.94%
0.72%
1.06%
1.05%
2016
2017
2018
2019
2020
2Q21

* YTD through 6/30/2021

SHAREHOLDER FOCUSED: **Historical Valuation, 3 Yrs.**



Price / Tangible Book Value
AMNB Median 161%
KRX Median 169%
250%
200%
150%
100%
50%
151%
133%
7/26/18
10/26/18
1/26/19
4/26/19
7/26/19
10/26/19
1/26/20
4/26/20
7/26/20
10/26/20
1/26/21
4/26/21
7/26/21
AMNB
KRX



Price / Next-Twelve-Months EPS (x)
AMNB Median 11.8x
KRX Median 12.1x
20.0x
16.0x
12.0x
8.0x
4.0x
11.9x
10.8x
7/26/18
10/26/18
1/26/19
4/26/19
7/26/19
10/26/19
1/26/20
4/26/20
7/26/20
10/26/20
1/26/21
4/26/21
7/26/21
AMNB
KRX

Source: S&P Global Market Intelligence
Pricing as of 7/26/21

SHAREHOLDER FOCUSED: **Historical Valuation, 5 Years**

Price / Tangible Book Value


AMNB Median 177%
KRX Median 181%
250%
200%
150%
100%
50%
151%
133%
7/26/16
1/26/17
7/26/17
1/26/18
7/26/18
1/26/19
7/26/19
1/26/20
7/26/20
1/26/21
7/26/21
AMNB
KRX

Price / Next-Twelve-Months EPS (x)


AMNB Median 13.0x
KRX Median 13.6x
20.0x
16.0x
12.0x
8.0x
4.0x
11.9x
10.8x
7/26/16
1/26/17
7/26/17
1/26/18
7/26/18
1/26/19
7/26/19
1/26/20
7/26/20
1/26/21
7/26/21
AMNB
KRX

Source: S&P Global Market Intelligence
Pricing as of 7/26/21

Strategic Priorities

ENHANCED CONSUMER EXPERIENCE

Digital banking upgrade;
Digital & ITM Strategy;
Strong customer communications

PROCESS IMPROVEMENT & INFRASTRUCTURE BUILDING

Enterprise initiative for operational excellence;
Leverage human capital with focus on DEI and succession;
Preparing for future growth

GROWTH IN KEY MARKETS

Continued development in Raleigh, Greensboro, Winston-Salem, and Roanoke

FEE INCOME DEVELOPMENT

Grow lines of business including Wealth, Insurance, Mortgage, Merchant, Treasury, Debit Card

Q2– 2021 Performance And Recent Accomplishments

Q2 – 2021 Financial Highlights

- **Net Income:** $10.8 million in Q2 2021
- **Diluted EPS:** $0.99 in Q2 2021
- **PTPP EPS:** $1.12 for Q2 2021 representing 1.57% return on average assets
- **Net interest income:** $21.8 million (vs. $20.3 million in Q2 2020, a 7.5% increase)
- **Net Interest Margin**: 3.00% (vs. 3.22% in Q2 2020)
- **Noninterest income:** $5.1 million (vs. $3.8 million in Q2 2020, a 34.1% increase)
- **Average deposits** grew 3.7% over Q1 2021: and 15.1% over Q2 2020
- **Nonperforming assets / Total assets:** 0.07% vs. 0.10% in Q1 2021
- **Annualized net charge-offs** were (0.01%) for Q2 2021

COVID-19 Response

Our priorities shifted during the pandemic to focus on safety before growth and profitability; now we have begun to shift that focus back to profitability and growth.

- Effectively managing through the pandemic focusing on the safety of our employees while continuing to serve our customers, communities, and shareholders
- Demonstrated our ability to be nimble and responsive meeting the needs of our customers and communities
- Have brought employees working remote back to offices and have reopened branch lobbies with safety protocols and digital appointment setting
- Credit risk mitigation efforts were effective in maintaining a strong credit risk profile
- Continuing focus on expense management in the current environment has maintained strong profitability and efficiency metrics

Why invest in American National?

We are a community bank known for


Strong Earnings
Attractive dividend
Consistently outperforming peers
Opportunistic disciplined growth
Capital to support growth
Seasoned board and management

Appendix

Appendix Contents

- Loan Portfolio
- Investment Portfolio
- Deposit Portfolio
- Capital Ratios
- Historical Diluted Earnings per Share
- Historical Dividends per Share

Loan Portfolio

Loan Portfolio - $1.9 Billion


Commercial R.E. (Non Owner-Occupied)
Commercial R.E. (Owner Occupied)
Residential R.E.
Commercial & Industrial
Consumer & Other
Construction
7.4%
0.4%
14.8%
36.0%
20.2%
21.2%

Commercial Real Estate

Retail	19.3%
Office	17.2%
Industrial/Warehouse	16.7%
Multifamily	16.2%
1-4 Family Residential Rental	14.6%
Hotel	7.4%
Restaurant	4.2%
Church	3.2%
Land – Residential A&D	1.2%

The loan portfolio percentages due not include PPP loans of $107.8 million outstanding at June 30, 2021.

Securities Portfolio

Securities Portfolio at Q2 2021


Other (Corporate) 3.7%
US Treasury, 9.9%
State and municipal, 11.6%
Federal agencies and GSEs, 16.1%
Mortgage-backed and CMOs, 58.7%

Portfolio Highlights

- Minimal credit risk; effective duration of 3.2%; high quality
  - $555.4 million AFS securities portfolio(1)
  - Current book yield of 1.46%
  - All investment grade
  - No investments are classified
- Strong source of liquidity

(1) Period end balances as of June 30, 2021

Deposit Portfolio

Deposit Base Highlights

- Legacy markets provide a stable source of low-cost core deposits
  - — 38% deposit market share in Danville *
- 86% core deposits
- Q2 2021 Cost of total deposits – 14 bps
- 23.8% year-over-year growth in average non-maturity deposits at June 30, 2021

Deposit Migration History



100%
80%
60%
40%
20%
0%
2015
2016
2017
2018
2019
2020
Q221
19.5
12.0
18.0
25.0
25.5
17.8
9.8
15.3
29.5
27.6
17.2
7.8
14.8
34.5
25.7
16.3
6.8
15.0
34.1
27.8
16.3
6.6
15.9
33.1
28.1
10.5
4.7
19.2
33.8
31.8
9.7
4.2
17.4
34.0
34.7
Demand Deposits
MMDA & Savings
NOW & Other Trans. Accounts
Retail CDs
Jumbo CDs

* Source: FDIC Market share data through June 30, 2020

Capital Management



Capital Ratios
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.21%
12.79%
14.19%
9.44%
8.27%
Total Risk Based Capital
Common Equity Tier 1
Tier 1 Risk Based Capital
Tier 1 Leverage
Tangible Equity to Tangible Assets
2016
2017
2018
2019
2020
Q221

Earnings per Share

Diluted Earnings Per Share



$1.89
$1.76
$2.60
$1.99
$2.74
$2.01
2016
2017
2018
2019
2020
2021*

* YTD through 6/30/2021

Dividends per Share


Common Stock Dividend History ($)
$0.96
$0.97
$1.00
$1.04
$1.08
$0.54
2016
2017
2018
2019
2020
2021*

* YTD through 6/30/2021

Nasdaq: AMNB

Investor Contacts

Jeffrey V. Haley

President & Chief Executive Officer

Jeffrey Farrar

Executive Vice President
Chief Operating Officer
Chief Financial Officer

Analyst Coverage

Keefe, Bruyette & Woods

Raymond James & Associates

Stephens Capital